UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 4, 2021

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Cottonwood Communities, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1245 Brickyard Road, Suite 250
Salt Lake City, Utah 84106
(Address of Principal Executive Offices)
(801) 278-0700
(Registrant’s Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

On November 4, 2021, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-11 (Registration Number 333-258754) (the “Registration Statement”) filed by Cottonwood Communities, Inc. (the “Company”). The Registration Statement applies to the Company’s follow-on “best efforts” offering of up to $1,000,000,000 of the Company’s common stock, consisting of up to $900,000,000 in shares in the primary offering, and up to $100,000,000 in shares pursuant to the Company’s distribution reinvestment plan (together, the “Follow-On Offering”). The Company is offering to sell any combination of Class T, Class D, and Class I shares in its primary offering, and any combination of Class T, Class D, Class I, Class A, and Class TX shares in its distribution reinvestment plan offering.

The purpose of this Current Report on Form 8-K is to disclose the Company’s entry into a dealer manager agreement in connection with the commencement of the Follow-On Offering. Certain disclosure is incorporated by reference to the Registration Statement, which is available on the Commission’s website at the address www.sec.gov.

Item 1.01.     Entry into a Material Definitive Agreement.

On November 4, 2021, the SEC declared the Follow-On Offering effective and the Company entered a Dealer Manager Agreement (the “Dealer Manager Agreement”) to retain Orchard Securities, LLC (“Orchard Securities”) to act as the dealer manager for the Follow-on Offering. Orchard Securities served as dealer manager for the Company’s initial public offering that commenced on August 13, 2018 and terminated on August 13, 2021. The Dealer Manager Agreement may be made to apply to future offerings by naming them in a schedule to the agreement, with the consent of the Company and of Orchard Securities.

The description of the Dealer Manager Agreement is incorporated by reference to the section of the prospectus contained in the Registration Statement for the Follow-On Offering entitled “Plan of Distribution.” The Dealer Manager Agreement and associated form of selected dealer agreement have been filed as an exhibit to this Current Report on Form 8-K.
Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1	Dealer Manager Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

By:	/s/ Adam Larson
Name:	Adam Larson
Title:	Chief Financial Officer

Date:   November 10, 2021